FIXED INCOME




Prospectus  DECEMBER 1, 2004 (AS REVISED MAY 2, 2005)

--------------------------------------------------------------------------------

                     DELAWARE INFLATION PROTECTED BOND FUND

                     CLASS A o CLASS B o CLASS C





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

......................................................................
FUND PROFILE                                               page 2
Delaware Inflation Protected Bond Fund                          2
......................................................................
HOW WE MANAGE THE FUND                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
Disclosure of portfolio holdings information                    8
......................................................................
WHO MANAGES THE FUND                                       page 9
Investment manager                                              9
Portfolio manager                                               9
Who's who?                                                     10
......................................................................
ABOUT YOUR ACCOUNT                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
   Dealer compensation                                         13
How to reduce your sales charge                                14
How to buy shares                                              15
Fair valuation                                                 16
Retirement plans                                               16
How to redeem shares                                           17
Account minimums                                               18
Special services                                               18
Frequent trading of Fund shares                                19
Dividends, distributions and taxes                             21
Certain management considerations                              21
......................................................................
FINANCIAL HIGHLIGHTS                                      page 22
......................................................................
GLOSSARY                                                  page 23

PROFILE: DELAWARE INFLATION PROTECTED BOND FUND

WHAT IS THE FUND'S GOAL?

   Delaware Inflation Protected Bond Fund seeks to provide inflation protection and current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHO should INVEST IN THE FUND

   o  Investors with medium- or long-range goals.

   o  Investors seeking a real rate of return from their investments.

   o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

   o  Investors who want protection against inflation.

WHO should not INVEST IN THE FUND

   o  Investors with very short-term financial goals.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

   o  Investors seeking long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We will seek to maintain the Fund's interest rate sensitivity at a level approximating that of the Lehman Brothers U.S. Treasury Inflation Protected Securities ("TIPS") Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different securities held by the Fund, a change in the price of any single security may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHAT ARE THE FUND'S FEES AND EXPENSES?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


CLASS                                                   A       B        C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price        4.50%   none      none

Maximum contingent deferred sales charge
   (load) as a percentage of original purchase
   price or redemption price, whichever is lower     none(1)  4.00%(2)  1.00%(3)

Maximum sales charge (load) imposed on
   reinvested dividends                              none     none      none

Redemption fees                                      none     none      none

Exchange fees(4)                                     none     none      none
--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                      0.45%    0.45%     0.45%

Distribution and service (12b-1) fees                0.25%    1.00%     1.00%

Other expenses(5)                                    1.90%    1.90%     1.90%

Total annual operating expenses                      2.60%    3.35%     3.35%

Fee waivers and payments(6)                         (1.85%)  (1.85%)   (1.85%)

Net expenses                                         0.75%    1.50%     1.50%


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.7 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS                   A            B           B            C             C
                                     (if redeemed)             (if redeemed)
--------------------------------------------------------------------------------
1 year                $  523       $153         $  553      $153          $253
3 years               $1,053       $858         $1,003      $858          $858

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Other expenses are based on estimated amounts for the current fiscal year.

(6) The investment manager has contracted to waive fees and pay expenses through November 28, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two and three.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations. The Fund invests in a mix of fixed-income securities.

In selecting bonds for the Fund, the portfolio manager conducts a careful analysis of economic and market conditions, analyzing a security's structural features and current price relative to its value, short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer, seeking to identify securities or market sectors that he thinks are the best investments for the Fund. The portfolio manager would then allocate the Fund's assets in different market sectors (government or corporate), different issuers (domestic or foreign), and different maturities based on his view of the relative value of each sector, issuer or maturity. The portfolio manager's overall strategy is to select securities that we believe have the potential for inflation protection and current income.

The weighted average maturity of the Fund will typically be between five and 20 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer attractive income potential with lower price fluctuations than longer-term bonds.

The Fund may also invest up to 10% of its net assets in high-yield securities, corporate bonds rated BB or lower by Standard & Poor's (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest up to 10% of its net assets in securities denominated in foreign currencies and may invest up to 25% of its net assets in U.S. dollar-denominated securities of foreign issuers.

While management believes that the Fund's investment objective would best be attained by investing in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations, the Fund also invests in other securities including, but not limited to, mortgage- and asset-backed securities, commercial mortgage-backed securities, options, futures contracts, forward contracts, swap agreements, commodity linked notes, and loan participations.

In addition the Fund would be considered non-diversified and could invest a greater portion of its assets in individual issuers than a diversified fund. As a result changes in a single security could cause greater fluctuation in share price than what would occur in a more diversified fund.

This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                            HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
INFLATION PROTECTED DEBT SECURITIES: Securities whose                     Under normal circumstances, the Fund will invest at
principal and/or interest payments are adjusted for inflation,            least 80% of its net assets in inflation protected debt
unlike traditional debt securities that make fixed principal and          securities issued by the U.S. government, its agencies
interest payments.                                                        or instrumentalities, foreign governments and
                                                                          corporations.

Corporate bonds: Debt obligations issued by a corporation.                The Fund may invest in corporate bonds if we believe
Debt securities within the top rating categories comprise what            they will help meet the Fund's objectives.
are known as high-grade bonds and are regarded as having a
strong ability to pay principal and interest. Securities in the fourth category are known as medium-grade bonds and are
regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic
conditions and speculative characteristics.

U.S. GOVERNMENT SECURITIES: Direct U.S.obligations including              The Fund may invest in direct U.S. government
bills, notes, bonds as well as other debt securities issued by the        obligations; however, these securities will typically be
U.S. Treasury and securities of U.S. government agencies or               a smaller percentage of the portfolio because they
instrumentalities.                                                        generally do not offer as high a level of current income
                                                                          as other fixed-income securities the Fund may invest in.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that                  We may invest in government-related mortgage-backed
represent pools of mortgages, with investors receiving                    securities and in privately issued mortgage-backed
principal and interest payments as the underlying mortgage                securities if they are 100% collateralized at the time
loans are paid back. Many are issued and guaranteed against               of issuance by securities issued or guaranteed by the
default by the U.S. government or its agencies or                         U.S. government, its agencies or instrumentalities.
instrumentalities, such as the Federal Home Loan Mortgage                 These privately issued mortgage-backed securities we
Corporation, the Federal National Mortgage Association and                invest in are either collateralized mortgage obligations
the Government National Mortgage Association. Others are                  (CMOs) or real estate mortgage investment conduits
issued by private financial institutions, with some fully                 (REMICs). We currently invest in these government-backed
collateralized by certificates issued or guaranteed by the U.S.           privately issued CMOs and REMICs only if they are rated
government or its agencies or instrumentalities.                          in the two highest grades by a nationally recognized
                                                                          statistical rating organization (NRSRO) at the time of
                                                                          purchase.

                                                                          We may also invest in privately-issued mortgage-backed
                                                                          securities that are not collateralized by U.S.
                                                                          government securities and are not directly guaranteed by
                                                                          the U.S. government in any way. They are secured by the
                                                                          underlying collateral of the private issuer. These
                                                                          include CMOs, REMICs and commercial mortgage-backed
                                                                          securities. We may invest in these securities only if
                                                                          they are rated in the highest quality category by an
                                                                          NRSRO.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts                We may invest only in asset-backed securities rated BBB-
receivable, including home equity, automobile or credit loans.            or higher by an NRSRO.

CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND FOREIGN               We may invest in certificates of deposit and obligations
BANKS: Interest paying debt instruments issued by a bank.                 from banks that have assets of at least one billion
                                                                          dollars.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    SECURITIES                                                         HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations                   We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by                   Moody's and/or A-1 by S&P.
companies.

REPURCHASE AGREEMENTS: An agreement between a buyer of                    Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of                             investment for the Fund's cash position. In order to
securities, in which the seller agrees to buy the                         enter into these repurchase agreements, the Fund must
securities back within a specified time at the same                       have collateral of at least 102% of the repurchase
price the buyer paid for them, plus an amount equal to                    price. The Fund will only enter into repurchase
an agreed upon interest rate. Repurchase agreements are                   agreements in which the collateral is comprised of U.S.
often viewed as equivalent to cash.                                       government securities.

OPTIONS AND FUTURES: Options represent a right to buy                    At times when we anticipate adverse conditions, we may
or sell a security or a group of securities at an                        want to protect gains on securities without actually
agreed upon price at a future date. The purchaser of an                  selling them. We might use options or futures to
option may or may not choose to go through with the                      neutralize the effect of any price declines, without
transaction. The seller of an option, however, must go                   selling a bond or bonds, or as a hedge against changes
through with the transaction if its purchaser exercises                  in interest rates. We may also sell an option contract
the option.                                                              (often referred to as "writing" an option) to earn
                                                                         additional income for the Fund.
Futures contracts are agreements for the purchase or
sale of a security or a group of securities at a                         Use of these strategies can increase the operating costs
specified price, on a specified date. Unlike purchasing                  of the Fund and can lead to loss of principal.
an option, a futures contract must be executed unless
it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

RESTRICTED SECURITIES: Privately placed securities                       We may invest in privately placed securities including
whose resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                         institutional buyers without registration, which are
                                                                         commonly known as Rule 144A Securities. Restricted
                                                                         securities that are determined to be illiquid may not
                                                                         exceed the Fund's 15% limit on illiquid securities,
                                                                         which is described below.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an                      We may use interest rate swaps to adjust the Fund's
interest rate swap, a fund receives payments from                        sensitivity to interest rates, or to hedge against
another party based on a floating interest rate, in                      changes in interest rates.
return for making payments based on a fixed interest
rate. An interest rate swap can also work in reverse                     Index swaps may be used to gain exposure to markets that
with a fund receiving payments based on a fixed                          the Fund invests in, such as the corporate bond market.
interest rate and making payments based on a floating                    We may use index swaps as a substitute for futures or
interest rate. In an index swap, a fund receives gains                   options contracts if such contracts are not directly
or incurs losses based on the total return of an index,                  available to the Fund on favorable terms.
in exchange for making fixed or floating interest rate
payments to another party.                                               Interest rate swaps and index swaps will be considered
                                                                         illiquid securities (see below).

ILLIQUID SECURITIES: Securities that do not have a                       We may invest up to 15% of total assets in illiquid
ready market and cannot be easily sold within seven                      securities.
days at approximately the price that a fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                      HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,                           Interest rate risk is the most significant risk for
particularly bonds with longer maturities, will                           this Fund. In striving to manage this risk, we monitor
decrease in value if interest rates rise.                                 economic conditions and the interest rate environment
                                                                          and may adjust the Fund's duration or average maturity
Inflation-protected debt securities tend to react to                      as a defensive measure against interest rate risk.
changes in real interest rates. Real interest rates
represent nominal (stated) interest rates by the                          We will not invest in swaps with maturities of more
expected impact of inflation. In general, the price of                    than two years. Each business day we will calculate the
an inflation-protected debt security can fall when real                   amount the Fund must pay for swaps it holds and will
interest rates rise, and can rise when real interest                      segregate enough cash or other liquid securities to
rates fall. Interest payments on inflation-protected                      cover that amount.
debt securities can be unpredictable and will vary as
the principal and/or interest is adjusted for                             We will seek to maintain the Fund's interest rate
inflation.                                                                sensitivity at a level approximating that of the Lehman
                                                                          Brothers TIPS Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest
rates and how well the portfolio manager anticipates
them, a fund could experience a higher or lower return
than anticipated.

MARKET RISK is the risk that all or a majority of the                     We maintain a long-term investment approach and focus
securities in a certain market -- like the stock or                       on high quality individual bonds that we believe can
bond market -- will decline in value because of factors                   provide a steady stream of income regardless of interim
such as economic conditions, future expectations or                       fluctuations in the bond market. We do not buy and sell
investor confidence.                                                      securities for short-term purposes.

Index swaps are subject to the same market risks as the                   In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.                    consider how market changes could affect the swap and
Depending on the actual movements of the index and how                    how that compares to us investing directly in the
well the portfolio manager forecasts those movements, a                   market the swap is intended to represent.
fund could experience a higher or lower return than
anticipated.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                                      HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or                  As most inflation protected securities are issued by
an entity that insures the bond) will be unable to make                  the U.S. Treasury, a focus on U.S. Treasury securities
timely payments of interest and principal.                               and other securities that are backed by the U.S.
                                                                         government, we may minimize the possibility that any of
                                                                         the securities in our portfolio will not pay interest
                                                                         or principal. U.S. government securities are generally
                                                                         considered to be of the highest quality.

                                                                         When selecting non-government securities and the
                                                                         dealers with whom we do interest rate swaps, we focus
                                                                         on those with high quality ratings and do careful
                                                                         credit analysis before investing.

LIQUIDITY RISK is the possibility that securities                        U.S. Treasuries and other U.S. government debt
cannot be readily sold within seven days at                              securities are typically the most liquid securities
approximately the price that a fund has valued them.                     available. Therefore, liquidity risk is not a
                                                                         significant risk for this Fund.

                                                                         Swap agreements will be treated as illiquid securities,
                                                                         but most swap dealers will be willing to repurchase
                                                                         interest rate swaps.

PREPAYMENT RISK is the risk that the principal on a                      Homeowners or others who have mortgages are more likely
bond that a fund owns will be prepaid prior to maturity                  to prepay them when interest rates are relatively low.
at a time when interest rates are lower than what that                   In order to manage this risk, when interest rates are
bond was paying. The Fund would then have to reinvest                    low or when we anticipate that rates will be declining,
that money at a lower interest rate.                                     we look for mortgage securities that we believe are
                                                                         less likely to be prepaid, such as those that have
                                                                         interest rates lower than current rates or have low
                                                                         remaining loan balances.

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment                   The Fund will not be diversified under the 1940 Act.
companies have the flexibility to invest as much as 50%                  Although the Fund may invest a significant portion of
of their assets in as few as two issuers with no single                  its assets in a particular industry and related
issuer accounting for more than 25% of the portfolio.                    industries, it generally will not be heavily invested
The remaining 50% of the portfolio must be diversified                   in any single issuer.
so that no more than 5% of a fund's assets is invested
in the securities of a single issuer. Since a
non-diversified fund may invest its assets in fewer
issuers, the value of fund shares may increase or
decrease more rapidly than if the fund were fully
diversified because changes in the price of any one
portfolio security may affect a larger portion of the
fund's overall assets.
------------------------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager is entitled to receive an annual fee according to the following schedule:

Delaware Inflation Protected Bond Fund
(As a percentage of average daily net assets)       0.45% on first $500 million
                                                    0.40% on next $500 million
                                                    0.35% on next $1,500 million
                                                    0.30% on assets in excess
                                                    of $2,500 million

PORTFOLIO MANAGER

Stephen R. Cianci has primary responsibility for making day-to-day decisions for the Fund.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment- grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                  BOARD OF TRUSTEES

   INVESTMENT MANAGER                                                                                CUSTODIAN
Delaware Management Company                                                                       Mellon Bank, N.A.
    2005 Market Street                               THE FUND                                     One Mellon Center
Philadelphia, PA 19103-7094                                                                      Pittsburgh, PA 15258

                                      DISTRIBUTOR
                               Delaware Distributors, L.P.
                                  2005 Market Street
   PORTFOLIO MANAGER          Philadelphia, PA 19103-7094                       SERVICE AGENT
(see page 9 for details)                                                  Delaware Service Company, Inc.
                                                                             2005 Market Street
                                                                          Philadelphia, PA 19103-7094
                             FINANCIAL INTERMEDIARY WHOLESALER
                           Lincoln Financial Distributors, Inc.
                                  2001 Market Street
                              Philadelphia, PA 19103-7055

                                              FINANCIAL ADVISORS

                                                 SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A

   o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

   o If you invest $100,000 or more, your front-end sales charge will be reduced.

   o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

   o Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

   o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                  SALES CHARGE AS %          SALES CHARGE AS %
AMOUNT OF PURCHASE                OF OFFERING PRICE          OF AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                     4.50%                       5.13%
$100,000 but under $250,000            3.50%                       4.00%
$250,000 but under $500,000            2.50%                       3.00%
$500,000 but under $1 million          2.00%                       2.44%


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year after your purchase, unless a specific waiver of the charge applies. See Dealer compensation on page 13 for a description of the amount of dealer commission that is paid.

                                  SALES CHARGE AS %          SALES CHARGE AS %
AMOUNT OF PURCHASE                OF OFFERING PRICE          OF AMOUNT INVESTED
--------------------------------------------------------------------------------
$1 million up to $5 million             none                        none
Next $20 million up to $25 million      none                        none
Amount over $25 million                 none                        none

CLASS B

   o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

   o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

   o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

   o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

   o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

   o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

   o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

   o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

   o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

   o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

   o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

   o Unlike Class B shares, Class C shares do not automatically convert into another class.

   o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. While the Distributor is waiving 12b-1 fees, the Distributor may elect at its sole discretion to not pay any amounts to the securities dealer.

                                 CLASS A(1)       CLASS B(2)         CLASS C(3)
--------------------------------------------------------------------------------
COMMISSION (%)                        -             4.00%              1.00%
Investment up to $49,999           4.00%               -                  -
$50,000 to $99,999                 4.00%               -                  -
$100,000 to $249,999               3.00%               -                  -
$250,000 to $499,999               2.00%               -                  -
$500,000 to $999,999               1.60%               -                  -
$1,000,000 to $4,999,999           1.00%               -                  -
$5,000,000 to $24,999,999          0.50%               -                  -
$25,000,000 or more                0.25%               -                  -
12B-1 FEE TO DEALER                0.25%           0.25%               1.00%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.25% 12b-1 fee applicable to Class A shares. See "What are the Fund's fees and expenses" above for more information.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SHARE CLASS
PROGRAM               HOW IT WORKS                                     A                         B                       C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent     Through a Letter of Intent you                     X                Although the Letter of Intent and Rights
                     agree to invest a certain                                           of Accumulation do not apply to the
                     amount in Delaware Investments                                      purchase of Class B and Class C shares,
                     funds (except money market                                          you can combine your purchase of Class A
                     funds with no sales charge)                                         shares with your purchase of Class B and
                     over a 13-month period to                                           Class C shares to fulfill your Letter of
                     qualify for reduced front-end                                       Intent or qualify for Rights of
                     sales charges.                                                      Accumulation.


Rights of            You can combine your holdings                      X
Accumulation         or purchases of all funds in
                     the Delaware Investments
                     family (except money market
                     funds with no sales charge) as
                     well as the holdings and
                     purchases of your spouse and
                     children under 21 to qualify
                     for reduced front-end sales
                     charges.

Reinvestment of      Up to 12 months after you                   For Class A, you         For Class B, your          Not available.
Redeemed Shares      redeem shares, you can                      will not have to pay     account will be
                     reinvest the proceeds without               an additional            credited with the
                     paying a sales charge as noted              front-end sales          contingent deferred
                     to the right.                               charge.                  sales charge you
                                                                                          previously paid on
                                                                                          the amount you are
                                                                                          reinvesting. Your
                                                                                          schedule for
                                                                                          contingent deferred
                                                                                          sales charges and
                                                                                          conversion to Class
                                                                                          A will not start
                                                                                          over again; it will
                                                                                          pick up from the
                                                                                          point at which you
                                                                                          redeemed your
                                                                                          shares.

SIMPLE IRA,          These investment plans may                         X                 There is no reduction in sales charges
SEP IRA,             qualify for reduced sales                                            for Class B or Class C shares for group
SARSEP,              charges by combining the                                             purchases by retirement plans.
Prototype            purchases of all members of
Profit Sharing,      the group. Members of these
Pension, 401(k),     groups may also qualify to
SIMPLE 401(k),       purchase shares without a
403(b)(7), and 457   front-end sales charge and may
Retirement Plans     qualify for a waiver of any
                     contingent deferred sales
                     charges.

------------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN]

THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF JAGGED LINE]

BY WIRE

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 89000403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF EXCHANGE SYMBOL]

BY EXCHANGE

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it's possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A MAN]

THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL

You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

HOW TO REDEEM SHARES (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform to Transfers to Minors Act accounts or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS

Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

WEALTH BUILDER OPTION

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


DIVIDEND REINVESTMENT PLAN

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

MONEYLINE(SM) ON DEMAND SERVICE

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. A Fund that may be adversely affected by such arbitrage includes, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, will be distributed annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

The Fund's distributions may exceed its taxable income and capital gains realized during a particular tax year. If this should occur, all or a portion of the distributions made in the same tax year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS
The Fund accepts investments from funds of funds, including affiliated funds of funds that underlie certain insurance products offered by an affiliate of the investment manager. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The investment manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Fund and funds of funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

Financial highlights are not shown for the Fund since it commenced operations after the close of the fiscal year end.

GLOSSARY

HOW TO USE THIS GLOSSARY

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income Securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, corporations, or foreign governments whose principal and interest payments, unlike those of conventional bonds, are adjusted over time to reflect inflation.

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX
An index composed of inflation-indexed securities issued by the U.S. Treasury.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding. Preferred stock Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

DELAWARE INFLATION PROTECTED BOND FUND

Additional information about the Fund's investments is available in the Fund's semiannual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information or the semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:
o For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Inflation Protected Bond Fund

                          CUSIP         NASDAQ
                          -----         ------

Class A                 246094882       DIPAX
Class B                 246094874       DIPBX
Class C                 246094866       DIPCX

Investment Company Act file number: 811-1485


PR-556 [--] POD 4/05                                                      J10151

FIXED INCOME

PROSPECTUS  DECEMBER 1, 2004 (AS REVISED MAY 2, 2005)
--------------------------------------------------------------------------------
           DELAWARE INFLATION PROTECTED BOND FUND
           INSTITUTIONAL CLASS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

TABLE OF CONTENTS

....................................................................
FUND PROFILE                                               page 2
Delaware Inflation Protected Bond Fund                          2
....................................................................
HOW WE MANAGE THE FUND                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
Disclosure of portfolio holdings information                    8
....................................................................
WHO MANAGES THE FUND                                       page 9
Investment manager                                              9
Portfolio manager                                               9
Who's who?                                                     10
....................................................................
ABOUT YOUR ACCOUNT                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
Fair valuation                                                 13
How to redeem shares                                           13
Account minimum                                                14
Frequent trading of Fund shares                                14
Dividends, distributions and taxes                             16
Certain management considerations                              16
....................................................................
FINANCIAL HIGHLIGHTS                                      page 17
....................................................................
GLOSSARY                                                  page 18

PROFILE: DELAWARE INFLATION PROTECTED BOND FUND

WHAT IS THE FUND'S GOAL?

   Delaware Inflation Protected Bond Fund seeks to provide inflation protection and current income. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHO should INVEST IN THE FUND

     o   Investors with medium- or long-range goals.

     o   Investors seeking a real rate of return from their investments.

     o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

     o   Investors who want protection against inflation.

WHO should not INVEST IN THE FUND

     o   Investors with very short-term financial goals.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

     o   Investors seeking long-term growth of capital.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy. We will seek to maintain the Fund's interest rate sensitivity at a level approximating the Lehman Brothers U.S. Treasury Inflation Protected Securities ("TIPS") Index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for investors.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different securities held by the Fund, a change in the price of any single security may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHAT ARE THE FUND'S FEES AND EXPENSES?
------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from          Maximum sales charge (load) imposed on
your investments when you buy or sell shares           purchases as a percentage of offering price            none
of the Fund.
                                                    Maximum contingent deferred sales charge
                                                       (load) as a percentage of original purchase
                                                       price or redemption price, whichever is lower          none

                                                    Maximum sales charge (load) imposed on
                                                       reinvested dividends                                   none

                                                    Redemption fees                                           none

                                                    Exchange fees(1)                                          none
------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted         Management fees                                          0.45%
from the Fund's assets.
                                                    Distribution and service (12b-1) fees                     none

                                                    Other expenses(2)                                        1.90%

                                                    Total annual fund operating expenses                     2.35%

                                                    Fee waivers and payments(3)                             (1.85%)

                                                    Net expenses                                             0.50%
------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare        1 year                                                     $51
the cost of investing in the Fund to the cost
of investing in other mutual funds with             3 years                                                   $555
similar investment objectives. We show the
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(4) This
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses are based on estimated amounts for the current fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through November 28, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.50% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two and three.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations. The Fund invests in a mix of fixed-income securities.

In selecting bonds for the Fund, the portfolio manager conducts a careful analysis of economic and market conditions, analyzing a security's structural features and current price relative to its value, short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer, seeking to identify securities or market sectors that he thinks are the best investments for the Fund. The portfolio manager would then allocate the Fund's assets in different market sectors (government or corporate), different issuers (domestic or foreign), and different maturities based on his view of the relative value of each sector, issuer or maturity. The portfolio manager's overall strategy is to select securities that we believe have the potential for inflation protection and current income.

The weighted average maturity of the Fund will typically be between five and 20 years. This is considered an intermediate-range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer attractive income potential with lower price fluctuations than longer-term bonds.

The Fund may also invest up to 10% of its net assets in high-yield securities, corporate bonds rated BB or lower by Standard & Poor's (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest up to 10% of its net assets in securities denominated in foreign currencies and may invest up to 25% of its net assets in U.S. dollar-denominated securities of foreign issuers.

While management believes that the Fund's investment objective would best be attained by investing in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations, the Fund also invests in other securities including, but not limited to, mortgage- and asset-backed securities, commercial mortgage-backed securities, options, futures contracts, forward contracts, swap agreements, commodity linked notes, and loan participations.

In addition the Fund would be considered non-diversified and could invest a greater portion of its assets in individual issuers than a diversified fund. As a result changes in a single security could cause greater fluctuation in share price than what would occur in a more diversified fund.

This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change in this policy.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                    HOW WE USE THEM
-------------------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED DEBT SECURITIES: Securities whose           Under normal circumstances, the Fund will invest at least
principal and/or interest payments are adjusted for             80% of its net assets in inflation-protected debt securities
inflation, unlike traditional debt securities that make         issued by the U.S. government, its agencies or
fixed principal and interest payments.                          instrumentalities, foreign governments and corporations.

CORPORATE BONDS: Debt obligations issued by a corporation.      The Fund may invest in corporate bonds if we believe they
Debt securities within the top rating categories comprise       will help meet the Fund's objectives.
what are known as high-grade bonds and are regarded as
having a strong ability to pay principal and interest.
Securities in the fourth category are known as medium-grade
bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to
adverse economic conditions and speculative characteristics.

U.S. GOVERNMENT SECURITIES: Direct U.S. obligations             The Fund may invest in direct U.S. government obligations;
including bills, notes, bonds as well as other debt             however, these securities will typically be a smaller
securities issued by the U.S. Treasury and securities of        percentage of the portfolio because they generally do not
U.S. government agencies or instrumentalities.                  offer as high a level of current income as other
                                                                fixed-income securities the Fund may invest in.

MORTGAGE-BACKED SECURITIES: Fixed-income securities that        We may invest in government-related mortgage-backed
represent pools of mortgages, with investors receiving          securities and in privately issued mortgage-backed
principal and interest payments as the underlying mortgage      securities if they are 100% collateralized at the time of
loans are paid back. Many are issued and guaranteed against     issuance by securities issued or guaranteed by the U.S.
default by the U.S. government or its agencies or               government, its agencies or instrumentalities. These
instrumentalities, such as the Federal Home Loan Mortgage       privately issued mortgage-backed securities we invest in are
Corporation, the Federal National Mortgage Association and      either collateralized mortgage obligations (CMOs) or real
the Government National Mortgage Association. Others are        estate mortgage investment conduits (REMICs). We currently
issued by private financial institutions, with some fully       invest in these government-backed privately issued CMOs and
collateralized by certificates issued or guaranteed by the      REMICs only if they are rated in the two highest grades by a
U.S. government or its agencies or instrumentalities.           nationally recognized statistical rating organization
                                                                (NRSRO) at the time of purchase.

                                                                We may also invest in privately issued mortgage-backed
                                                                securities that are not collateralized by U.S. government
                                                                securities and are not directly guaranteed by the U.S.
                                                                government in any way. They are secured by the underlying
                                                                collateral of the private issuer. These include CMOs, REMICs and commercial mortgage-backed securities. We may invest in these securities only if they are rated in the highest
                                                                quality category by an NRSRO.

ASSET-BACKED SECURITIES: Bonds or notes backed by accounts      We may invest only in asset-backed securities rated BBB- or
receivable, including home equity, automobile or credit         higher by an NRSRO.
loans.

CERTIFICATES OF DEPOSIT AND OBLIGATIONS OF U.S. AND FOREIGN     We may invest in certificates of deposit and obligations
BANKS: Interest paying debt instruments issued by a bank.       from banks that have assets of at least one billion dollars.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                         SECURITIES                                                    HOW WE USE THEM
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE COMMERCIAL PAPER: Short-term debt obligations with      We may invest in commercial paper that is rated P-1 by
maturities ranging from two to 270 days, issued by                Moody's and/or A-1 by S&P.
companies.

REPURCHASE AGREEMENTS: An agreement between a buyer of            Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in      investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a       into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,         collateral of at least 102% of the repurchase price. The
plus an amount equal to an agreed upon interest rate.             Fund will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to           collateral is comprised of U.S. government securities.
cash.

OPTIONS AND FUTURES: Options represent a right to buy or          At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon        to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or         them. We might use options or futures to neutralize the
may not choose to go through with the transaction. The            effect of any price declines, without selling a bond or
seller of an option, however, must go through with the            bonds, or as a hedge against changes in interest rates. We
transaction if its purchaser exercises the option.                may also sell an option contract (often referred to as
                                                                  "writing" an option) to earn additional income for the Fund.
Futures contracts are agreements for the purchase or sale of
a security or a group of securities at a specified price, on      Use of these strategies can increase the operating costs of
a specified date. Unlike purchasing an option, a futures          the Fund and can lead to loss of principal.
contract must be executed unless it is sold before the
settlement date.

Certain options and futures may be considered to be derivative securities.

RESTRICTED SECURITIES: Privately placed securities whose          We may invest in privately placed securities including those
resale is restricted under securities law.                        that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are
                                                                  commonly known as Rule 144A Securities. Restricted
                                                                  securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is
                                                                  described below.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest      We may use interest rate swaps to adjust the Fund's
rate swap, a fund receives payments from another party based      sensitivity to interest rates, or to hedge against changes
on a floating interest rate, in return for making payments        in interest rates.
based on a fixed interest rate. An interest rate swap can
also work in reverse with a fund receiving payments based on      Index swaps may be used to gain exposure to markets that the
a fixed interest rate and making payments based on a              Fund invests in, such as the corporate bond market. We may
floating interest rate. In an index swap, a fund receives         use index swaps as a substitute for futures or options
gains or incurs losses based on the total return of an            contracts if such contracts are not directly available to
index, in exchange for making fixed or floating interest          the Fund on favorable terms.
rate payments to another party.
                                                                  Interest rate swaps and index swaps will be considered
                                                                  illiquid securities (see below).

ILLIQUID SECURITIES: Securities that do not have a ready          We may invest up to 15% of total assets in illiquid
market and cannot be easily sold within seven days at             securities.
approximately the price that a fund has valued them.
---------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities, particularly         Interest rate risk is the most significant risk for this
bonds with longer maturities, will decrease in value if              Fund. In striving to manage this risk, we monitor economic
interest rates rise.                                                 conditions and the interest rate environment and may adjust the Fund's duration or average maturity as a defensive
Inflation-protected debt securities tend to react to changes         measure against interest rate risk.
in real interest rates. Real interest rates represent
nominal (stated) interest rates by the expected impact of            We will not invest in swaps with maturities of more than two
inflation. In general, the price of an inflation-protected           years. Each business day we will calculate the amount the
debt security can fall when real interest rates rise, and            Fund must pay for swaps it holds and will segregate enough
can rise when real interest rates fall. Interest payments on         cash or other liquid securities to cover that amount.
inflation-protected debt securities can be unpredictable and
will vary as the principal and/or interest is adjusted for           We will seek to maintain the Fund's interest rate
inflation.                                                           sensitivity at a level approximating that of the Lehman
                                                                     Brothers TIPS Index.
Swaps may be particularly sensitive to interest rate
changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund
could experience a higher or lower return than anticipated.

MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond             high quality individual bonds that we believe can provide a
market -- will decline in value because of factors such as           steady stream of income regardless of interim fluctuations
economic conditions, future expectations or investor                 in the bond market. We do not buy and sell securities for
confidence.                                                          short-term purposes.

Index swaps are subject to the same market risks as the              In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.               consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well          that compares to us investing directly in the market the
the portfolio manager forecasts those movements, a fund              swap is intended to represent.
could experience a higher or lower return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or an           As most inflation protected securities are issued by the
entity that insures the bond) will be unable to make timely          U.S. Treasury, a focus on U.S. Treasury securities and other
payments of interest and principal.                                  securities that are backed by the U.S. government, we may
                                                                     minimize the possibility that any of the securities in our portfolio will not pay interest or principal. U.S.
                                                                     government securities are generally considered to be of the highest quality.

                                                                     When selecting non-government securities and the dealers
                                                                     with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.

LIQUIDITY RISK is the possibility that securities cannot be          U.S. Treasuries and other U.S. government debt securities
readily sold within seven days at approximately the price            are typically the most liquid securities available.
that a fund has valued them.                                         Therefore, liquidity risk is not a significant risk for this
                                                                     Fund.

                                                                     Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest
                                                                     rate swaps.

PREPAYMENT RISK is the risk that the principal on a bond             Homeowners or others who have mortgages are more likely to
that a fund owns will be prepaid prior to maturity at a time         prepay them when interest rates are relatively low. In order
when interest rates are lower than what that bond was                to manage this risk, when interest rates are low or when we
paying. The Fund would then have to reinvest that money at a         anticipate that rates will be declining, we look for
lower interest rate.                                                 mortgage securities that we believe are less likely to be
                                                                     prepaid, such as those that have interest rates lower than current rates or have low remaining loan balances.

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment               The Fund will not be diversified under the 1940 Act.
companies have the flexibility to invest as much as 50% of           Although the Fund may invest a significant portion of its
their assets in as few as two issuers with no single issuer          assets in a particular industry and related industries, it
accounting for more than 25% of the portfolio. The remaining         generally will not be heavily invested in any single issuer.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager is entitled to receive an annual fee according to the following schedule:


DELAWARE INFLATION PROTECTED BOND FUND
(As a percentage of average daily net assets)
   0.45% on first $500 million
   0.40% on next $500 million
   0.35% on next $1,500 million
   0.30% on assets in excess of $2,500 million

PORTFOLIO MANAGER

Stephen R. Cianci has primary responsibility for making day-to-day decisions for the Fund.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment- grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------       THE FUND       ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                        Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                 2005 Market Street                  SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------          2005 Market Street
----------------------------                       |                      Philadelphia, PA 19103-7094
                                                   |                    --------------------------------
                                     ------------------------------------      |
                                       FINANCIAL INTERMEDIARY WHOLESALER       |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                              ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN MUTUAL funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o A bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

HOW TO BUY SHARES

[Graphic omitted: Illustration of an envelope]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[Graphic omitted: Illustration of a jagged line]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 89000403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[Graphic omitted: Illustration of an exchange symbol]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[Graphic omitted: Illustration of a person]

THROUGH FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it's possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the investment manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[Graphic omitted: Illustration of an envelope]

BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[Graphic omitted: Illustration of a telephone]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[Graphic omitted: Illustration of a jagged line]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[Graphic omitted: Illustration of a person]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. A Fund that may be adversely affected by such arbitrage includes, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, will be distributed annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

The Fund's distributions may exceed its taxable income and capital gains realized during a particular tax year. If this should occur, all or a portion of the distributions made in the same tax year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS
The Fund accepts investments from funds of funds, including affiliated funds of funds that underlie certain insurance products offered by an affiliate of the investment manager. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The investment manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Fund and funds of funds as a result of these transactions.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS are not shown for the Fund since it commenced operations after the close of the fiscal year end.

GLOSSARY

HOW TO USE THIS GLOSSARY
--------------------------------------------------------------------------------
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income Securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation.
See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, corporations, or foreign governments whose principal and interest payments, unlike those of conventional bonds, are adjusted over time to reflect inflation.

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX
An index composed of inflation-indexed securities issued by the U.S. Treasury.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

TREASURY BILLS
Securities issued by the U.S. Treasury with maturities of one year or less.

TREASURY BONDS
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

TREASURY NOTES
Securities issued by the U.S. Treasury with maturities of one to 10 years.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up
or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

DELAWARE INFLATION
PROTECTED BOND FUND


Additional information about the Fund's investments is available in the Fund's semiannual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information or the semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Inflation Protected Bond Fund

                                        CUSIP         NASDAQ
                                      ---------       ------
Institutional Class                   246094858        DIPIX

Investment Company Act file number: 811-1485



PR-559 [--] POD 4/05                                       J10151

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Class A, B, C and R Shares should contact their financial advisor or call Delaware Investments at 800 523-1918, and shareholders of the Institutional Class should contact Delaware Investments at 800 510-4015.

INVESTMENT MANAGER                                  DELAWARE GROUP GOVERNMENT FUND
Delaware Management Company
2005 Market Street                                  DELAWARE AMERICAN GOVERNMENT BOND FUND
Philadelphia, PA 19103-7094                         DELAWARE INFLATION PROTECTED BOND FUND

NATIONAL DISTRIBUTOR                                A CLASS
Delaware Distributors, L.P.                         B CLASS
2005 Market Street                                  C CLASS
Philadelphia, PA 19103-7094                         R CLASS (DELAWARE AMERICAN GOVERNMENT BOND FUND ONLY)
                                                    INSTITUTIONAL CLASS
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                                 PART B
AND TRANSFER AGENT
Delaware Service Company, Inc.                      STATEMENT OF ADDITIONAL INFORMATION
2005 Market Street
Philadelphia, PA 19103-7094                         DECEMBER 1, 2004 (AS REVISED MAY 2, 2005)

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIAN
DELAWARE AMERICAN GOVERNMENT BOND
FUND ONLY:
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245
DELAWARE INFLATION PROTECTED BOND FUND ONLY:
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258




                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 2004
                            (As Revised May 2, 2005)

                         DELAWARE GROUP GOVERNMENT FUND
                     DELAWARE AMERICAN GOVERNMENT BOND FUND
                     DELAWARE INFLATION PROTECTED BOND FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF
        CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES
                 (DELAWARE AMERICAN GOVERNMENT BOND FUND ONLY):
                             NATIONWIDE 800 523-1918

        FOR MORE INFORMATION ABOUT THE INSTITUTIONAL CLASS: 800 510-4015

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         Delaware Group Government Fund ("Government Fund") is a professionally-managed mutual fund of the series type which currently offers two series of shares: Delaware American Government Bond Fund and Delaware Inflation Protected Bond Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class A Shares, Class B Shares, Class C Shares and Class R Shares (together referred to as the "Fund Classes"), and Institutional Class Shares (the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of Government Fund, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes and Institutional Classes dated December 1, 2004 (as revised May 2, 2005), as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of the independent registered public accounting firm are incorporated by reference from the Annual Report of the Delaware American Government Bond Fund into this Part B. The Annual Report of the Delaware American Government Bond Fund will accompany any request for Part
B. The Annual Report of the Delaware American Government Bond Fund can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                                           PAGE
-------------------------------------------------------     ----
COVER PAGE                                                     1
INVESTMENT POLICIES                                            2
ACCOUNTING AND TAX ISSUES                                     14
PERFORMANCE INFORMATION                                       16
TRADING PRACTICES AND BROKERAGE                               19
PURCHASING SHARES                                             21
INVESTMENT PLANS                                              33
DETERMINING OFFERING PRICE AND NET ASSET VALUE                42
REDEMPTION AND EXCHANGE                                       43
DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS       50
TAXES                                                         52
INVESTMENT MANAGEMENT AGREEMENT                               53
PORTFOLIO MANAGERS                                            57
OFFICERS AND TRUSTEES                                         59
GENERAL INFORMATION                                           66
FINANCIAL STATEMENTS                                          69
APPENDIX A -- RATINGS                                         70

INVESTMENT POLICIES

INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT RESTRICTIONS - The Funds have adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the Funds' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act") any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions for Delaware American Government Bond Fund only:

         The Fund may not:

         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

         Government Fund has been advised by the staff of the SEC that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

         3. Make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         8. Write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

         9. Enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

         10. Purchase securities on margin, make short sales of securities or maintain a net short position.

         11. Invest in warrants or rights except where acquired in units or attached to other securities.

         12. Purchase or retain the securities of any issuer any of whose officers, trustees or security holders is a trustee or officer of Government Fund or of its investment manager if or so long as the trustees and officers of Government Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.

         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.

         The following provides additional information regarding the Funds' investment policies.

         CORPORATE DEBT -- The Government Fund may invest in corporate notes and bonds rated A or above and the Inflation Protected Bond Fund may invest in corporate notes and bonds rated BBB- or above. Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of those categories of bond ratings:
Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.

         Excerpts from Standard & Poor's ("S&P") description of those categories of bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

         COMMERCIAL PAPER -- The Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

         BANK OBLIGATIONS -- The Funds may invest in certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Fund will only buy short-term instruments in nations where risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

         GNMA SECURITIES -- The Funds may invest in certificates of the Government National Mortgage Association ("GNMA"). GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates in which the Fund will invest are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

         The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments of refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments will be at lower rates. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates and may differ from the yield based on the assumed average life. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

         MORTGAGE-BACKED SECURITIES -- In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Funds may also invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are (CMOs) and (REMICs). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally recognized rating agency.

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

         The Funds may also invest in CMOs, REMICs and commercial mortgage-backed securities ("CMBSs") that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities ("non-agency mortgage-backed securities"). These securities are secured by the underlying collateral of the private issuer. The Fund may invest its assets in such privately-issued CMOs, REMICs and CMBSs only if the securities are rated in the top rating category by a nationally recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). The Fund may not invest more than 20% of its assets in securities, including CMOs, REMICs and CMBSs, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities.

         CMBSs are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBSs are subject to credit risk, prepayment risk and extension risk. The Manager addresses credit risk by investing in CMBSs that are rated in the top rating category by a nationally recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in CMBSs than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower's ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.

         ASSET-BACKED SECURITIES -- The Funds may invest a portion of its assets in asset-backed securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans (i.e. receivables on loans to car dealers for cars used in their showrooms) and leases or other loans or financial receivables currently available or which may be developed in the future. Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         PORTFOLIO LOAN TRANSACTIONS -- The Funds may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         INTEREST RATE SWAPS -- The Funds may invest in interest rate swaps to the extent consistent with its investment objective and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate ("LIBOR"). The typical maximum term of an interest rate swap agreement ranges from one to 12 years. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund's fixed-income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

         REPURCHASE AGREEMENTS -- In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of Delaware American Government Bond Fund's assets or 15% of Delaware Inflation Protected Bond Fund's assets, may be invested in illiquid securities, including repurchase agreements of over seven-days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by JPMorgan Chase Bank ("Custodian") in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         OPTIONS -- The Funds may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Funds may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Funds may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

         A. COVERED CALL WRITING -- A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.

         The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Call options will be written only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING CALL OPTIONS -- The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. SECURED PUT WRITING -- A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Fund may not exceed 2% of its total assets.

         The advantage to the Fund of writing such options is that it receives premium income. The disadvantage is that the Fund may have to purchase securities at higher prices than the current market price if the put is exercised.

         Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         D. PURCHASING PUT OPTIONS -- The Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         FUTURES -- The Fund may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month.

         While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of government securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the existence of a liquid secondary market, which cannot be assured.

         The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

         RESTRICTED SECURITIES -- While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of Delaware American Government Bond Fund's 10% limitation and Delaware Inflation Protected Bond Fund's 15% limitation, on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electric network for trading the security).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Delaware American Government Bond Fund's 10% limit or Delaware Inflation Protected Bond Fund's 15% limit, on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

CONCENTRATION

         In applying the Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call or a put option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

         The premium paid by a Fund for the purchase of a put option is included in the section of a Fund's Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term (depending on the holding period of the underlying security) capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund sells the put option, it realizes a short-term or long-term (depending on the holding period of the underlying security) capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security could be affected by such a purchase.

         The Internal Revenue Code (the "Code") includes special rules applicable to regulated futures contracts and non-equity related listed options which a Fund may write, and listed options which a Fund may write, purchase or sell. Such regulated futures contracts and options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by a Fund at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

         Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the marked to market rule. Any gains or losses recognized by a Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements noted below in Other Tax Requirements.

OTHER TAX REQUIREMENTS

         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies and;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise taxes. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
         The Funds adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

PERFORMANCE INFORMATION

         From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year (or life of fund, if applicable) periods, as relevant. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.

         The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                         P(1+T)(TO THE POWER OF n) = ERV

         Where:   P     =  a hypothetical initial purchase order of $1,000 from
                           which, in the case of only Class A Shares, the maximum front-end sales charge, if any, is deducted;

                  T     =  average annual total return;

                  n     =  number of years;

                  ERV   =  redeemable value of the hypothetical $1,000 purchase
                           at the end of the period after the deduction of the applicable contingent-deferred sales charge ("CDSC"), if any, with respect to Class B Shares and Class C
                           Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2004, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.50% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at July 31, 2004. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2004 and therefore does not reflect the deduction of a CDSC.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during a Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total return for each Class is shown for the 1 year, 5 year, or 10 year period ending July 31, 2004. If a Class has not been in existence for a full 1, 5 or 10 year period, then lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           AVERAGE ANNUAL TOTAL RETURN

                                                           1 YEAR           5 YEARS        10 YEARS
                                                            ENDED            ENDED           ENDED
DELAWARE AMERICAN GOVERNMENT BOND FUND                     7/31/04          7/31/04         7/31/04      LIFE OF FUND
-----------------------------------------------------   ------------     ------------    ------------    ------------
CLASS A (AT OFFER BEFORE TAXES)                                (0.86)%           5.45%           5.47%           6.49%
(Inception 8/16/85)

CLASS A (AT OFFER AFTER TAXES ON DISTRIBUTIONS)                (2.20)%           3.38%           2.96%            N/A
(Inception 8/16/85)

CLASS A (AT OFFER AFTER TAXES-ON                               (0.57)%           3.36%           3.05%            N/A
DISTRIBUTIONS AND SALE OF FUND SHARES)
(Inception 8/16/85)

CLASS A (AT NAV BEFORE TAXES)                                   3.77%            6.41%           5.96%           6.75%
(Inception 8/16/85)

CLASS B (INCLUDING CDSC BEFORE TAXES)                          (0.93)%           5.42%           5.36%           5.20%
(Inception 5/2/94)

CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)          (2.10)%           3.61%           3.08%           3.08%
(Inception 5/2/94)

CLASS B (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS           (0.61)%           3.51%           3.12%           3.12%
AND SALE OF FUND SHARES)
(Inception 5/2/94)

CLASS B (EXCLUDING CDSC BEFORE TAXES)                           3.05%            5.67%           5.36%           5.20%
(Inception 5/2/94)

CLASS C (INCLUDING CDSC BEFORE TAXES)                           2.05%            5.66%            N/A            4.90%
(Inception 11/29/95)

CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS)           0.89%            3.87%           2.81%            N/A
(Inception 11/29/95)

CLASS C (INCLUDING CDSC AFTER TAXES ON DISTRIBUTIONS            1.33%            3.72%           2.85%            N/A
AND SALE OF FUND SHARES)
(Inception 11/29/95)

CLASS C (EXCLUDING CDSC BEFORE TAXES)                           3.05%            5.66%            N/A            4.90%
(Inception 11/29/95)

CLASS R (BEFORE TAXES)                                          3.43%             N/A             N/A           (0.42)%
(Inception 6/2/03)

CLASS R (AFTER TAXES ON DISTRIBUTIONS)                          2.14%             N/A             N/A             N/A
(Inception 6/2/03)

CLASS R (AFTER TAXES ON DISTRIBUTIONS AND                       2.22%             N/A             N/A             N/A
SALE OF FUND SHARES)
(Inception 6/2/03)

INSTITUTIONAL CLASS (BEFORE TAXES)                              4.08%            6.73%           6.27%           7.00%
(Inception 6/1/92)

INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS)              2.58%            4.52%           3.63%            N/A
(Inception 6/1/92)

INSTITUTIONAL CLASS (AFTER TAXES ON DISTRIBUTIONS AND           2.64%            4.38%           3.66%            N/A
SALE OF FUND SHARES)
(Inception 6/1/92)

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.

(2) Effective November 18, 2002, the maximum front-end sales charge is 4.50%. The above performance numbers are calculated using 4.50% as the applicable sales charge for all time periods.

(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. The above figures have been calculated using this new schedule. The Fund may also quote each Class' current yield in advertisements and investor communications.

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                  YIELD = 2[TO THE POWER OF a-b) [(6/cd+1)- 1]

         Where:   a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average  daily number of shares  outstanding during the period that were  entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield for each Class, based on specific 30-day periods identified in advertising by the Funds. The yields of the Delaware American Government Bond Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class as of July 31, 2004 using this formula were 3.09%, 2.53%, 2.53%, 2.93% and 3.53%, respectively. Yield calculation assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement for expense limitations in effect for the Funds). Actual yield on Class A Shares may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         The Delaware American Government Bond Fund's average weighted portfolio maturity at July 31, 2004 was 14.31 years.

TRADING PRACTICES AND BROKERAGE

         Government Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commission paid by the Delaware American Government Bond Fund were as follows:

             Fiscal year ended July 31,
         ---------------------------------
           2004        2003         2002
         --------    ---------    --------
         $ 92,799    $ 144,543    $ 60,574

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended July 31, 2004, there were no portfolio transactions of the Delaware American Government Bond Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Government Fund's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds, such as custodian fees.

PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for the Fund, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by such Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by a Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         Each Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 200%. The Delaware American Government Bond Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 200%.

         During the fiscal years ended July 31, 2003 and 2004, the portfolio turnover rates for the Delaware American Government Bond Fund were 501% and 303%, respectively.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Government Fund or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans in this Part B for purchase limitations applicable to retirement plans. Government Fund will reject any purchase order for more than

$250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares, Class C Shares and Class R Shares are generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Government Fund reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Government Fund and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses.

         Class B Shares are purchased at net asset value and are subject to a CDSC charge. The CDSC schedule for Class B Shares is: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares and Class R Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or CDSC or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Government Fund for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of each Fund, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in each Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a

CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Dividends, if any, paid on Class A Shares, Class B, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value in this Part B.

CLASS A SHARES

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION

         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charges under Redemption and Exchange in this Part B for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange in this Part B.

AUTOMATIC CONVERSION OF CLASS B SHARES

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes in this Part B.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange in this Part B.

PLANS UNDER RULE 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, Government Fund has adopted a separate plan for each of the Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits Government Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of the Class A, Class B, Class C and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The Distributor may contractually waive these amounts or a portion of the amount at any time.

         On July 21, 1988, the Board of Trustees set the fee for the Class A Shares, pursuant to the Plan relating to that Class, at 0.25% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Class A Shares which were originally purchased prior to June 1, 1992 in the Government Income Series I class (which was converted into what is now referred to as the Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Government Income Series I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by the Class A Shares under its Plan, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares regardless of whether they originally purchased or received shares in the Government Income Series I class, or in one of the other classes that is now known as Class A Shares will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan, the Plan permits a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B, Class C and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Government Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Government Fund and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of the shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the respective Funds and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. Each Fund's Plans and the Distribution Agreement may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Share Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting securities of Class B Shares of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Government Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Government Fund must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended July 31, 2004, 12b-1 Plan payments from the Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Delaware American Government Bond Fund are shown below. Such amounts were used for the following purposes:

DELAWARE AMERICAN GOVERNMENT BOND FUND      CLASS A     CLASS B     CLASS C     CLASS R
----------------------------------------   ---------   ---------   ---------   ---------
Advertising                                $       0   $      89   $       0   $       0
Annual/Semi-Annual Reports                 $   6,948   $   4,544   $     922   $      15
Broker Trails                              $ 321,445   $  88,910   $  71,969   $     189
Broker Sales Charges                       $       0   $ 156,398   $   9,760   $       0
Interest on Broker Sales Charges           $       0   $  33,429   $   1,164   $       0
Commissions to Wholesalers                 $       0   $  10,289   $       0   $       0
Promotional-Broker Meetings                $       0   $       0   $       0   $       0
Promotional-Other                          $  17,094   $   3,304   $   1,357   $       2
Prospectus Printing                        $   1,979   $   3,398   $     353   $       0
Wholesaler Expenses                        $  73,400   $  58,374   $  12,740   $      25
Totals                                     $ 420,866   $ 358,735   $  98,265   $     231

OTHER PAYMENTS TO DEALERS -- CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES -- CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE

         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of Government Fund, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, CDSC or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Government Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value product available through the Delaware Investments family, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS. See Group Investment Plans in this Part B for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Government Fund must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans in this Part B.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange n this Part B, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange n this Part B.

LETTER OF INTENTION

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Government Fund which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Funds and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE

         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS

         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to such Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans in this Part B for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in this Part B. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES

         Class R shares generally are available only to (i) qualified and non-qualified plans (including 401(k), 401(a), 457, and 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class shares to participants. Only Delaware American Government Bond Fund offers Class R Shares.

INSTITUTIONAL CLASSES

         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or CDSC and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Class R Shares and Institutional Class Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's Prospectuses. See Redemption and Exchange in this Part B for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class Shares, but may not exchange their shares for Class B Shares, Class C Shares or Class R Shares of a Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of the Delaware American Government Bond Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS

         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS-Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER

         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Government Fund for proper instructions.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange in this Part B for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

ASSET PLANNER

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in this Part
B. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the

Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES

         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) deferred compensation plan, an IRA and the new Roth IRA and Coverdell Education Savings Account (formerly an "Education IRA").

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only for IRAs, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange in this Part B for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

IRA DISCLOSURES

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAs

         An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

         Calendar Year     Under Age 50     Age 50 and Above
         -------------     ------------     ----------------
         2004              $ 3,000          $ 3,500
         2005              $ 4,000          $ 4,500
         2006-2007         $ 4,000          $ 5,000
         2008              $ 5,000          $ 6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 is still available through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income greater than $60,000 and less than $70,000, and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limits and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAs

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

GROUP IRAs OR GROUP ROTH IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS

         For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account (formerly an "Education IRA") has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary has been increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The $2,000 annual limit is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish a Coverdell Education Savings Account. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for Coverdell Education Savings Accounts are phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $190,000 and less than $220,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.

         Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher educations expenses. Generally, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans

PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement in this Part B. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Funds' financial statements, which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all of the securities and other assets, deducting any liabilities of a Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining each Fund's total net assets, U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Non-Exchange traded options are valued at fair value using a mathematical model. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the relevant Fund's 12b-1 Plans and the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the dividends paid to each Class of a Fund may vary.

REDEMPTION AND EXCHANGE.

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement in this Part B); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value in this Part B. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Government Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

WRITTEN REDEMPTION

         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE

         You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

TELEPHONE REDEMPTION AND EXCHANGE

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION -- CHECK TO YOUR ADDRESS OF RECORD

         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION -- PROCEEDS TO YOUR BANK

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

CHECKWRITING FEATURE

         Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Government Fund-Delaware American Government Bond Fund account with The Bank of New York. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.

         (1) Redemption checks must be made payable in an amount of $500 or more.

         (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

         (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

         (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

         (5)      Checks may not be used to close accounts.

         The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

         Shareholders will be subject to The Bank of New York's rules and regulations governing similar accounts. This service may be terminated or suspended at any time by The Bank of New York, the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

         Stop-Payment Requests -- Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best reasonable efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

         Return of Checks -- Shareholders needing a copy of a redemption check can contact Delaware Service Company, Inc. at 800 523-1918.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans in this Part B.

SYSTEMATIC WITHDRAWAL PLANS

         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

         For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares in this Part B).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B AND CLASS C SHARES

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         In determining daily dividends, the amount of net investment income for a Fund will be determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open, and shall include investment income accrued by a Fund, less the estimated expenses that a Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day.

         Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Government Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that the Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at the net asset value in effect on the first business day after month end which provides the effect of compounding dividends, unless, in the case of shareholders in the Fund Classes, the election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the previous period.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)

         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS

         Qualifying dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS

         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES

         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         The Funds have qualified, and intends to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not be subject to federal income tax to the extent its earnings are distributed. The Funds intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         Persons not subject to tax will not be required to pay taxes on distributions.

         Dividends paid by a Fund from its ordinary income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from net realized long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.

         The Funds intend to offset realized securities profits to the extent of each Fund's capital losses carried forward. The Delaware American Government Bond Fund had accumulated capital losses at July 31, 2004 of $16,190,391, which may be carried forward and applied against future capital gains. The capital loss of Delaware American Government Bond Fund carried forward expires as follows: 2004 - $3,761,689; 2005 - $2, 371,574; 2007 - $3,195,086; 2008 -
$6,907,431; 2009 - $1,219,236; and 2012 - $2,497,064.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard. Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Delaware American Government Bond Fund's portfolio of securities had an unrealized net appreciation/depreciation of $2,356,278 for tax purposes as of July 31, 2004.

         Shares of the Funds will be exempt from Pennsylvania county personal property taxes. Shareholders will be notified annually as to the federal income tax status of dividends and distributions paid by the Funds.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

         See also Other Tax Requirements under Accounting and Tax Issues.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of Government Fund's Board of Trustees.

         On September 30, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $93.1 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

         The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Government Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Government Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The management fee rate schedule for each Fund is as follows:

                                                     MANAGEMENT FEE SCHEDULE
                                                     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
           FUND NAME                                 ANNUAL RATE
           --------------------------------------    ---------------------------------------------
           Delaware American Government Bond Fund    0.55% on first $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $1,500 million
                                                     0.425% on assets in excess of $2,500 million

           Delaware Inflation Protected Bond Fund    0.45% on first $500 million
                                                     0.40% on next $500 million
                                                     0.35% on next $1,500 million
                                                     0.30% on assets in excess of $2,500 million

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Government Fund. On July 31, 2004, the total net assets of the Delaware American Government Bond Fund were $183,289,722. The investment management fees paid by the Delaware American Government Bond Fund for the fiscal years ended July 31, 2004, 2003 and 2002 were $8,459, $0, and $0, respectively.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, a Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses, the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Each Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by each Fund. If and when proxies need to be voted on behalf of a Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because each Fund has delegated proxy voting to the Adviser, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE

         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor for the Funds' shares under a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH").

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                                                   Basis Points on Sales
                                                                                   ---------------------
Retail Mutual Funds (Class A, B and C Shares)                                      0.50%
Merrill Lynch Connect Program                                                      0.25%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                    0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                               0%

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                                                   Basis Points on Sales
                                                                                   ---------------------
Retail Mutual Funds (including shares of money market funds and house accounts
and shares redeemed within 30 days of purchase)                                    0.04%
Merrill Lynch Connect Program                                                         0%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                    0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                            0.04%

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of DMH.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of a Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

PORTFOLIO MANAGERS

     A. OTHER ACCOUNTS

                  The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of July 31, 2004.

                                                                                                               TOTAL ASSETS
                                                                                                             IN ACCOUNTS WITH
                                      NO. OF           TOTAL ASSETS              NO. OF ACCOUNTS WITH        PERFORMANCE-BASED
                                     ACCOUNTS           IN ACCOUNTS             PERFORMANCE-BASED FEES            FEE
                                     --------          -------------            ----------------------        ----------------
STEPHEN R. CIANCI
Registered Investment                   9               $1.3 billion                    0                          $0
Companies
Other pooled Investment                 0                    $0                         0                          $0
Vehicles
Other Accounts                          26              $1.2 billion                    0                          $0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

B. COMPENSATION STRUCTURE

         Each portfolio manager's compensation consists of the following:

BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS.
Fixed Income Teams. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each

June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

C.       OWNERSHIP OF SECURITIES

         As of July 31, 2004, the portfolio manager of the Fund owned the following amounts of Fund shares:


                                                       DOLLAR RANGE OF FUND
               PORTFOLIO MANAGER                           SHARES OWNED(1)
               -----------------                       --------------------
               Stephen R. Cianci                               None


(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

OFFICERS AND TRUSTEES

         The business and affairs of Government Fund are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Government Fund hold identical positions in each of the other funds in the Delaware Investments family. On November 3, 2004, Government Fund's officers and trustees owned less than 1% of the outstanding shares of the Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class Shares.

         As of October 30, 2004, management believes the following accounts held 5% or more of the outstanding shares of a Class. The management does not have knowledge of beneficial owners.

CLASS                            NAME AND ADDRESS OF ACCOUNT                                   SHARE AMOUNT      PERCENTAGE
----------------------------     ---------------------------------------------------          -------------      ----------
Delaware American                Merrill Lynch, Pierce Fenner & Smith                           249,232.900            7.15%
Government Bond Fund             For the sole benefit of its customers
Class B Shares                   Attn: Fund Administration
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246-6484

Delaware American                Merrill Lynch, Pierce Fenner & Smith                           158,938.580           15.64%
Government Bond Fund             For the sole benefit of its customers
Class C Shares                   Attn: Fund Administration
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246-6484

Delaware American                Merrill Lynch, Pierce Fenner & Smith                             8,654.150           89.80%
Government Bond Fund             For the sole benefit of its customers
Class R Shares                   Attn: Fund Administration
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246-6484

                                 MCB Trust Services                                                 685.520            7.11%
                                 Custodian FBO DIW Group Inc.
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531

Delaware American                Chase Manhattan Bank C/F                                     1,102,499.990           29.12%
Government Bond Fund             Delaware Group Foundation Fund - Income Portfolio
Institutional Class Shares       Attn: Marisol Gordan - Global Investors Services
                                 3 Metrotech Center, 8th Floor
                                 Brooklyn, NY 11201-3800

                                 RS Non Trust 401(k) Plan                                       737,167.200           19.47%
                                 Elevator Constructors Annuity 401(k) Plan
                                 Attn: Retirement Plans
                                 2005 Market Street
                                 Philadelphia, PA 19103

                                 Chase Manhattan Bank C/F                                       725,266.910           19.16%
                                 Delaware Group Foundation Fund - Balanced Portfolio
                                 Attn: Marisol Gordan - Global Investors Services
                                 3 Metrotech Center, 8th Floor
                                 Brooklyn, NY 11201-3800

                                 Chase Manhattan Bank C/F                                       238,153.180            6.29%
                                 Delaware Group Foundation Fund - Growth Portfolio
                                 Attn: Marisol Gordan - Global Investors Services
                                 3 Metrotech Center, 8th Floor
                                 Brooklyn, NY 11201-3800

                                 MCB Trust Services                                             230,306.410            6.08%
                                 Custodian FBO: Mtn. West/NM Carpenters Plan A
                                 700 17th Street, Suite 300
                                 Denver, CO 80202-3531

CLASS                            NAME AND ADDRESS OF ACCOUNT                                   SHARE AMOUNT      PERCENTAGE
----------------------------     ---------------------------------------------------          -------------      ----------
                                 RS DMC Employee MPP Plan                                       200,541.640            5.29%
                                 Delaware Management Co.
                                 Employee Money Purchase Pension
                                 C/o Rick Seidel
                                 2005 Market Street
                                 Philadelphia, PA 19103

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly-owned subsidiary, and subject to the ultimate control of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

          Trustees and principal officers of Government Fund are noted below along with their ages and their business experience for the past five years.

                                                                                            NUMBER OF
                       POSITION(S) HELD                                                     PORTFOLIOS IN FUND
NAME, ADDRESS AND      WITH GOVERNMENT      LENGTH OF TIME        PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
BIRTHDATE              FUND                 SERVED                DURING PAST 5 YEARS       BY TRUSTEE           HELD BY TRUSTEE
--------------------   ------------------   -------------------   -----------------------   ------------------   -------------------

INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)    Chairman,            4 Years - Executive   Since August 2000, Mr.    77                   None
2005 Market Street     President, Chief     Officer               Driscoll has served in
Philadelphia,          Executive Officer                          various executive
PA 19103               and Trustee(4)       1 Year - Trustee      capacities at different
                                                                  times at Delaware
March 10, 1963                                                    Investments(1)

                                                                  Senior Vice President
                                                                  and Director of
                                                                  Fixed-Income Process -
                                                                  Conseco Capital
                                                                  Management (June 1998 -
                                                                  August 2000)

INDEPENDENT TRUSTEES

WALTER P. BABICH       Trustee              16 Years              Board Chairman -          94                   None
2005 Market Street                                                Citadel Construction
Philadelphia,                                                     Corporation (1989 -
PA 19103                                                          Present)

October 1, 1927

JOHN H. DURHAM         Trustee              25 Years(3)           Private Investor          94                   Trustee -
2005 Market Street                                                                                               Abington Memorial
Philadelphia,                                                                                                    Hospital
PA 19103

August 7, 1937                                                                                                   President/Director
                                                                                                                 - 22 WR Corporation

                                                                                            PRINCIPAL            NUMBER OF
                                            POSITION(S) HELD                                OCCUPATION(S)        PORTFOLIOS IN FUND
                                            WITH GOVERNMENT                                 DURING PAST 5        COMPLEX OVERSEEN
NAME, ADDRESS AND BIRTHDATE                 FUND                  LENGTH OF TIME SERVED     YEARS                BY TRUSTEE
-----------------------------------------   -------------------   -----------------------   ------------------   -------------------

INDEPENDENT TRUSTEES (CONTINUED)

JOHN A. FRY            Trustee(4)           3 Years               President - Franklin &    77                   Director -
2005 Market Street                                                Marshall College (June                         Community Health
Philadelphia,                                                     2002 - Present)                                Systems
PA 19103
                                                                  Executive Vice
May 28, 1960                                                      President - University
                                                                  of Pennsylvania (April
                                                                  1995 - June 2002)

ANTHONY D. KNERR       Trustee              11 Years              Founder/Managing          94                   None
2005 Market Street                                                Director - Anthony
Philadelphia,                                                     Knerr & Associates
PA 19103                                                          (Strategic Consulting)
                                                                  (1990 - Present)
December 7, 1938

ANN R. LEVEN           Trustee              15 Years              Treasurer/Chief Fiscal    94                   Director and Audit
2005 Market Street                                                Officer - National                             Committee
Philadelphia,                                                     Gallery of Art (1994 -                         Chairperson - Andy
PA 19103                                                          1999)                                          Warhol Foundation

November 1, 1940

THOMAS F. MADISON      Trustee              10 Years              President/Chief           94                   Director - Systemax
2005 Market Street                                                Executive Officer - MLM                        Inc. Director -
Philadelphia,                                                     Partners, Inc. (Small                          Banner Health
PA 19103                                                          Business Investing &
                                                                  Consulting) (January                           Director -
February 25, 1936                                                 1993 - Present)                                Center Point Energy

                                                                                                                 Director -
                                                                                                                 Digital River Inc.

                                                                                                                 Director -
                                                                                                                 Rimage Corporation

JANET L. YEOMANS       Trustee              5 Years               Vice President/Mergers    94                   None
2005 Market                                                       & Acquisitions - 3M
Street                                                            Corporation (January
Philadelphia,                                                     2003 - Present)
PA 19103
                                                                  Ms. Yeomans has held
July 31, 1948                                                     various management
                                                                  positions at 3M
                                                                  Corporation since 1983.

OFFICERS

JOSEPH H. HASTINGS     Executive Vice       Executive Vice        Mr. Hastings has served   94                   None(5)
2005 Market Street     President and        President and Chief   in various executive
Philadelphia,          Chief Financial      Financial Officer     capacities at different
PA 19103               Officer              since August 21,      times at Delaware
                                            2003                  Investments

December 19, 1949

RICHELLE S. MAESTRO    Executive Vice       1 Year                Ms. Maestro has served    94                   None(5)
2005 Market  Street    President, Chief                           in various executive
Philadelphia,          Legal Officer and                          capacities at different
PA 19103               Secretary                                  times at Delaware
                                                                  Investments

November 26, 1957

                                                                                            NUMBER OF
                       POSITION(S) HELD                                                     PORTFOLIOS IN FUND
NAME, ADDRESS AND      WITH GOVERNMENT      LENGTH OF TIME        PRINCIPAL OCCUPATION(S)   COMPLEX OVERSEEN     NAME, ADDRESS AND
BIRTHDATE              FUND                 SERVED                DURING PAST 5 YEARS       BY TRUSTEE           BIRTHDATE
--------------------   ------------------   -------------------   -----------------------   ------------------   -------------------
OFFICERS

MICHAEL P. BISHOF      Senior Vice          8 Years               Mr. Bishof has served     94                   None(5)
2005 Market Street     President and                              in various executive
Philadelphia,          Treasurer                                  capacities at different
PA 19103                                                          times at Delaware
                                                                  Investments
August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         Following is additional information regarding investment professionals affiliated with Government Fund.

                                POSITION(S) HELD WITH DELAWARE                                 PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE     GOVERNMENT FUND                      LENGTH OF TIME SERVED     5 YEARS
---------------------------     --------------------------------     ---------------------     -----------------------------------
STEVEN R. CIANCI                Vice President/Senior Portfolio      10 Years                  Mr. Cianci has served in various
2005 Market Street              Manager                                                        executive capacities at different
Philadelphia, PA 19103-7094                                                                    times at Delaware Investments.

CYNTHIA ISOM                    Vice President/Portfolio Manager     17 Years                  Ms. Isom has served in various
2005 Market Street                                                                             capacities at different times at
Philadelphia, PA 19103-7094                                                                    Delaware Investments.

January 23, 1954

         The following table shows each Trustee's ownership of shares of the Government Fund and of all Delaware Investments funds as of December 31, 2003.

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES IN ALL REGISTERED INVESTMENT
                      DOLLAR RANGE OF EQUITY SECURITIES     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                  IN GOVERNMENT FUND                    OF INVESTMENT COMPANIES
-----------------     ---------------------------------     ---------------------------------------
Jude T. Driscoll      None                                  $10,001 - $50,000
Walter A. Babich      None                                  Over $100,000
John H. Durham        None                                  Over $100,000
John A. Fry           None                                  Over $100,000
Anthony D. Knerr      None                                  $10,001 - $50,000
Ann R. Leven          None                                  Over $100, 000
Thomas F. Madison     None                                  $10,001 - $50,000
Janet L. Yeomans      None                                  None

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Government Fund and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director for the fiscal year ended July 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of July 31, 2004. Only the independent trustees of Government Fund receive compensation from the Funds.

                                           PENSION OR                           TOTAL
                                           RETIREMENT                           COMPENSATION
                                           BENEFITS            ESTIMATED        FROM ALL
                                           ACCRUED             ANNUAL           INVESTMENT
                      AGGREGATE            AS PART OF          BENEFITS         COMPANIES
                      COMPENSATION FROM    GOVERNMENT FUND,    UPON             IN DELAWARE
NAME                  GOVERNMENT FUND      EXPENSES            RETIREMENT(1)    INVESTMENTS(2)
-----------------     -----------------    ----------------    -------------    --------------
John H. Durham        $ 1,626              None                $ 70,000         $  87,443
Ann R. Leven          $ 2,161              None                $ 70,000         $ 106,733
Walter P. Babich      $ 1,791              None                $ 70,000         $  97,733
Anthony D. Knerr      $ 1,857              None                $ 70,000         $  94,732
Thomas F. Madison     $ 2,094              None                $ 70,000         $ 101,733
Janet L. Yeomans      $ 2,094              None                $ 70,000         $ 101,733
John A. Fry           $ 1,844              None                $ 70,000         $  81,634

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of July 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of each Fund consists of the following three independent trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. The Audit Committee held 7 meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of each Fund currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The Nominating Committee held 5 meetings during the Trust's last fiscal year.

GENERAL INFORMATION

         The Board of Trustees is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve and/or renew each Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment advisor.

         The investment performance of the fund's assets managed by the investment advisor.

         The fair market value of the services provided by the investment advisor.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which economies of scale would be realized as the fund grows.

         Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

         The investment advisor's management of the operating expenses of the fund, such as transaction costs, including how Fund transactions for the fund are conducted and brokers are chosen.

         At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

         In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

         The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

         In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware and Delaware International, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Funds' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

                                           1 YEAR             3 YEARS            5 YEARS
                                           ---------------    ---------------    ---------------
Delaware American Government Bond Fund     2.72%              6.16%              6.26%
                                           second quartile    second quartile    second quartile
Delaware Inflation Protected Bond Fund     N/A                N/A                N/A

         In considering the costs of the services to be provided and profits to be realized by Delaware, Delaware International and their affiliates from the relationship with the Funds, the Board considered the service fees charged to each Fund and the fair market value of the services provided by Delaware and Delaware International.

         The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%.

                                           Contractual        Actual
                                           Management Fees    Management Fees    Total Expenses
                                           ---------------    ---------------    ---------------
Delaware American Government
Bond Fund                                  2nd quartile       2nd quartile       2nd quartile
Delaware Inflation Protected Bond Fund     N/A                N/A                N/A

         The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

         Government Fund was originally organized as a Maryland corporation in 1985 and reorganized as a Delaware statutory trust on September 29, 1999. It is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act.

        The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         Delaware also manages certain investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance

Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions.

         The Delaware Investments Family of Funds, the Manager and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager and the Distributor are on public file with, and are available from, the SEC.

        The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Delaware American Government Bond Fund on behalf of the Class A Shares after allowances to dealers, as follows:

CLASS A SHARES

                     TOTAL AMOUNT OF            AMOUNTS REALLOWED    NET COMMISSION
FISCAL YEAR ENDED    UNDERWRITING COMMISSION    TO DEALERS           TO THE DISTRIBUTOR
-----------------    -----------------------    -----------------    ------------------
July 31, 2004        $ 105,047                  $  90,288            $ 14,759
July 31, 2003        $ 502,800                  $ 431,148            $ 71,652
July 31, 2002        $ 378,515                  $ 337,741            $ 40,774

         The Distributor received Limited CDSC payments with respect to Class A Shares and CDSC payments with respect to Class B and C Shares as follows:

FISCAL YEAR ENDED    CLASS A     CLASS B     CLASS C
-----------------    -------    ---------    -------
July 31, 2004        $ 0        $ 129,554    $ 1,041
July 31, 2003        $ 0        $ 218,674    $ 5,120
July 31, 2002        $ 0        $ 122,356    $ 4,981

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

            Shareholder Accounts          $ 21.25 Per Annum
            Retirement Accounts           $ 30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Government Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Government Fund to delete the words "Delaware Group" from Government Fund's name.

         JPMorgan Chase Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Delaware American Government Bond Fund's securities and cash. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285 ("Mellon") is custodian of the Delaware Inflation Protected Bond Fund' securities and cash. As custodians for the Fund, Chase and Mellon maintain a separate account or accounts for each respective Fund; receives, holds and releases portfolio securities on account for each respective Fund; receives and disburses money on behalf of each respective Fund; and collects and receives income and other payments and distributions on account of each respective Fund's portfolio securities.

CAPITALIZATION

         Government Fund has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares, Class C Shares and Class R Shares may only vote on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B, Class C and Class R Shares will be allocated solely to those classes.

         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Until May 31, 1992, the Fund offered two retail classes of shares, Government Income Series I class and Government Income Series II class (now, Class A Shares). Shares of the Government Income Series I class were offered with a higher sales charge than that applicable to the Government Income Series II class, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 8, 1992, shareholders of the Government Income Series I class had their shares converted into shares of the Government Income Series II class and became subject to the latter class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name of the Government Income Series II class was changed to U.S. Government Fund class. Effective May 2, 1994, the U.S. Government Fund class became known as the U.S. Government Fund A Class and the U.S. Government Fund (Institutional) class became known as the U.S. Government Fund Institutional Class. Effective as of August 16, 1999, the name of Government Income Series (known as U.S. Government Fund) was changed to Delaware American Government Bond Fund. Corresponding changes were also made to the names of the Classes. Effective as of September 29, 1999, the name of Delaware Group Government Fund, Inc. changed to Delaware Group Government Fund. Class R Shares of the Fund were first offered on June 2, 2003. Beginning December 1, 2004, Government Fund offered the Delaware Inflation Protected Bond Fund series.

NONCUMULATIVE VOTING

         FUND SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF FUND VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for Government Fund and, in its capacity as such, audits the annual financial statements of the each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended July 31, 2004, are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A -- RATINGS

GENERAL RATING INFORMATION

BONDS

         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

MOODY'S INVESTORS               Aaa            Highest quality, smallest degree
SERVICE, INC.                                  of investment risk.

                                Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                                A              Upper-medium-grade obligations;
                                               many favorable investment
                                               attributes.

                                Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                                Ba More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.

                                B Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                Caa            Poor standing, may be in default;
                                               elements of danger with respect
                                               to principal or interest
                                               payments.

                                Ca Speculative in high degree; could be in default or have other marked shortcomings.

                                C              Lowest rated. Extremely poor
                                               prospects of ever attaining
                                               investment standing.

STANDARD & POOR'S               AAA            Highest rating; extremely strong
                                               capacity to pay principal and
                                               interest.

                                AA             High quality; very strong
                                               capacity to pay principal and
                                               interest.

                                A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                                BBB            Adequate capacity to pay
                                               principal and interest; normally
                                               exhibit adequate protection
                                               parameters, but adverse economic
                                               conditions or changing
                                               circumstances more likely to lead
                                               to weakened capacity to pay
                                               principal and interest than for
                                               higher-rated bonds.

                                BB, B,         Predominantly speculative with
                                CCC, CC        respect to the issuer's capacity
                                               to meet required interest and
                                               principal payments. BB-lowest
                                               degree of speculation; CC-the
                                               highest degree of speculation.
                                               Quality and protective
                                               characteristics outweighed by
                                               large uncertainties or major risk
                                               exposure to adverse conditions.

                                D              In default.

FITCH IBCA, INC.                AAA            Highest quality; obligor has
                                               exceptionally strong ability to
                                               pay interest and repay principal,
                                               which is unlikely to be affected
                                               by reasonably foreseeable events.

                                AA             Very high quality; obligor's
                                               ability to pay interest and repay
                                               principal is very strong. Because
                                               bonds rated in the AAA and AA
                                               categories are not significantly
                                               vulnerable to foreseeable future
                                               developments, short-term debt of
                                               these issuers is generally rated
                                               F-1+.

                                A High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

                                BBB            Satisfactory credit quality;
                                               obligor's ability to pay interest
                                               and repay principal is considered
                                               adequate. Unfavorable changes in
                                               economic conditions and
                                               circumstances are more likely to
                                               adversely affect these bonds and
                                               impair timely payment. The
                                               likelihood that the ratings of
                                               these bonds will fall below
                                               investment grade is higher than
                                               for higher-rated bonds.

                                BB,            Not investment grade;
                                CCC,           predominantly speculative with
                                CC, C          respect to the issuer's capacity
                                               to repay interest and repay
                                               principal in accordance with the
                                               terms of the obligation for bond
                                               issues not in default. BB is the
                                               least speculative. C is the most
                                               speculative.

COMMERCIAL PAPER

MOODY'S                                  S&P                                    FITCH
-----------------------------------      ----------------------------------     ---------------------------------------
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality      A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality

STATE AND MUNICIPAL NOTES

MOODY'S                                  S&P                                    FITCH
-----------------------------------      ----------------------------------     ---------------------------------------
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
                                         SP1       Strong grade                 F-1        Very strong quality
MIG2/                                    SP2       Satisfactory grade           F-2        Good credit quality
VMIG2            High quality            SP3       Speculative grade            F-3        Fair credit quality
                                                                                F-S        Weak credit quality
MIG3/
VMIG3            Favorable quality

MIG4/
VMIG4            Adequate quality

SG               Speculative quality




EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

            A+   Highest          B+   Average          C    Lowest
            A    High             B    Below Average    D    In Reorganization
            A-   Above Average    B-   Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PREFERRED STOCK RATING

MOODY'S INVESTORS            Aaa        Considered to be a top-quality preferred
SERVICE, INC.                           stock. This rating indicates good asset
                                        INC. protection and the least risk of
                                        dividend impairment within the universe
                                        of preferred stocks.

                             Aa         Considered a high-grade preferred stock.
                                        This rating indicates that there is
                                        reasonable assurance that earnings and
                                        asset protection will remain relatively
                                        well maintained in the foreseeable
                                        future.

                             A Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                             Baa Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                             Ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                             B Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                             Caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                             Ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                             C The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S            AAA        Has the highest rating that may be
                                        assigned by S&P to a preferred stock
                                        issue and indicates an extremely strong
                                        capacity to pay the preferred stock
                                        obligations.

                             AA Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

                             A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                             BBB        Regarded as backed by an adequate
                                        capacity to pay the preferred stock
                                        obligations. Whereas it normally
                                        exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                             BB,B,      Regarded, on balance, as predominantly
                             CCC        speculative with respect to the issuer's
                                        capacity to pay preferred stock
                                        obligations. "BB" indicates the lowest
                                        degree of speculation and "CCC" the
                                        highest degree of speculation. While
                                        such issues will likely have some
                                        quality and protective characteristics,
                                        these are outweighed by large
                                        uncertainties or major risk exposures to adverse conditions.

                             CC Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

                             C          A non-paying issue.
                             D          A non-paying issue with the issuer in
                                        default on debt instruments.
                             NR         Indicates that no rating has been
                                        requested, that there is insufficient
                                        information on which to base a rating,
                                        or that S&P does not rate a particular
                                        type of obligation as a matter of
                                        policy.